UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)

May 12, 2011

SINOHUB, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34430	87-0438200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6/F, Building 51, Road 5, Qiongyu Road, Technology Park Nanshan District Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

86 755 26612106
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

During the preparation of the Company’s financial statements for the period ended March 31, 2011, and following discussions with the Company’s independent registered public accounting firm, on May 12, 2011 management concluded that because of a failure to account for warrant derivative liability correctly: (i) the financial statements for the year ended December 31, 2010 (the “2010 Annual Financial Statements”) included in the Company’s Annual Report on Form 10-K for the year then ended (the “2010 Annual Report”) and (ii) the financial statements for the three months ended March 31, 2010, the three and six months ended June 30, 2010 and the three and nine months ended September 30, 2010 (collectively, the “2010 Quarterly Financial Statements”) included in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010 respectively (the “2010 Quarterly Reports”) should no longer be relied upon.  The 2010 Annual Financial Statements and 2010 Quarterly Financial Statements will be restated to reflect a correction of an error contained therein that relates to the Company’s accounting for 816,670 common stock purchase warrants issued in connection with its March 2, 2010 private placement (“2010 Warrants”).  The Company determined that its 2010 Audited Financial Statements and 2010 Quarterly Financial Statements require restatement to properly record the 2010 Warrants as a derivative liability.

As a result of the above, as soon as practicable the Company will file with the Securities and Exchange Commission  amendments to its 2010 Annual Report and its 2010 Quarterly Reports to restate its 2010 Audited Financial Statements and its 2010 Quarterly Financial Statements to properly record the 2010 Warrants as a derivative liability and to make related adjustments and disclosures.

The reclassification of the 2010 Warrants is a non-cash item and does not impact the Company’s operations in any way.

Item 8.01  Other Events

On May 16, 2011 the Company issued a press release relating to the restatement of the 2010 Annual Financial Statements and 2010 Quarterly Financial Statements and announcing its results of operations for the three months ended March 31, 2011.  A copy of such press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

  (d) Exhibits

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated May 16, 2011

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

SINOHUB, INC.

Date: May 16, 2011	By:	/s/ Henry T. Cochran
Henry T. Cochran
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of SinoHub, Inc. dated May 16, 2011